UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 4, 2021

Commission File Number: 001-37853

AzurRx BioPharma, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)

46-4993860
(IRS Employer Identification No.)

1615 South Congress Avenue, Suite 103
Delray Beach, Florida 33445
 (Address of principal executive offices)

646-699-7855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AZRX	Nasdaq Capital Market

Item 1.01         Entry into a Definitive Material Agreement.

Registered Direct Offering and Concurrent Private Placement

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2021 (the “Prior 8-K”), on December 31, 2020, AzurRx BioPharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Investor Purchase Agreement”) with a single institutional investor relating to the purchase and sale, in a registered direct offering (the “Registered Direct Offering”) and concurrent private placement (the “Private Placement” and, together with the Registered Direct Offering, the “Offerings”), of an aggregate of 10,666.6666 shares of Series C 9.00% Convertible Junior Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), initially convertible into up to 10,666,668 shares of common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price of $0.75 per share, together with related warrants to purchase up to 10,666,668 shares of Common Stock at an exercise price of $0.80 per share. The combined purchase price in the Offerings for one share of Series C Preferred Stock and related warrants was $750.00.

The terms and conditions of the Offerings are described in greater detail in the Prior 8-K, which is incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Prior 8-K.

On January 6, 2021, the Offerings closed. In connection with the closings, the investor converted all of its Series C Preferred Stock issued in the Registered Direct Offering into 3,400,000 shares of Common Stock and Pre-funded Warrants (as defined in the Prior 8-K) to purchase up to 1,933,334 shares of Common Stock. Accordingly, following the closings, 853,632 shares of Common Stock currently remain available for issuance below the Issuable Maximum (as defined in the Prior 8-K), prior to obtaining the Stockholder Approval (as defined in the Prior 8-K).

On January 6, 2021, the Company also issued to H.C. Wainwright & Co., LLC and its designees certain warrants to purchase up to 746,667 shares of Common Stock, at an exercise price of $0.9375 per share, as compensation for services as placement agent in the Offerings. The terms and conditions of the warrants were previously disclosed in the Prior Form 8-K and are incorporated herein by reference. The summary of the placement agent’s warrants is subject to, and qualified in their entirety by, the form of such warrants, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Securities Purchase Agreement with First Wave Bio

On January 8, 2021, pursuant to the License Agreement by and between the Company and First Wave Bio, Inc. (“First Wave”), a privately-held Delaware corporation, the Company entered into a securities purchase agreement with First Wave (the “First Wave Purchase Agreement”). The terms and conditions of the License Agreement are described in greater detail in the Prior 8-K.

Pursuant to the First Wave Purchase Agreement, on January 8, 2021, the Company issued First Wave 3,290.1960 shares of Series C Preferred Stock, initially convertible into an aggregate of 3,290,196 shares of Common Stock, at an initial stated value of $750.00 per share and a conversion price of $0.75 per share. The First Wave Purchase Agreement contains demand and piggyback registration rights with respect to the Common Stock issuable upon conversion, subject to certain clear-market restrictions, as set forth in the Investor Purchase Agreement and described in the Prior Form 8-K, for a period ending at the later of (a) 30 days after the effectiveness of a resale registration covering the securities sold to that investor or (b) the day of the Stockholder Approval. The issuance of the Series C Preferred Stock to First Wave occurred simultaneously with the entrance into the First Wave Purchase Agreement on January 8, 2021.

The First Wave Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and termination provisions. The representations, warranties and covenants contained in the First Wave Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Series C Preferred Stock being issued pursuant to the First Wave Purchase Agreement, together with any Common Stock issuable upon conversion, are being issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering, and in reliance on similar exemptions under applicable state laws.

Item 3.02       Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 above and in the Prior 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closings of the Offerings described in Item 1.01 above, on January 4, 2021, the Company filed with the Secretary of State of the State of Delaware a certificate of designations relating to the Series C Preferred Stock, which became immediately effective.

The terms and conditions of the Series C Preferred Stock were previously disclosed in the Prior Form 8-K and are incorporated herein by reference. This summary is subject to, and qualified in their entirety by, the certificate of designations of the Series C Preferred Stock, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of the Designations, Powers, Preferences and Rights of Series C 9.00% Convertible Junior Preferred Stock
4.1	Form of Wainwright Warrant
10.1	First Wave Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.

Date:   January 8, 2021
By:	/s/ James Sapirstein
Name: James Sapirstein
Title: President and Chief Executive Officer